Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2024
Temporary Equity Disclosure [Abstract]
Redeemable Noncontrolling Interests
20.	REDEEMABLE NONCONTROLLING INTERESTS

	2022	2023	2024	2024
	RMB	RMB	RMB	US$
	(In millions)
Balance as of January 1	7,148	8,393	9,465	1,297
Issuance of subsidiaries’ shares	1,208	351	615	84
Accretion of redeemable noncontrolling interests	593	721	588	80
Disposal of subsidiaries’ shares	(556)	—	—	—
Repurchase of redeemable noncontrolling interests	—	—	(798)	(109)

Balance as of December 31	8,393	9,465	9,870	1,352

In 2022, a subsidiary of the Group issued
5,639,407
preferred shares to a
non-controlling
shareholder, which could be redeemed by such shareholder upon the occurrence of certain events that are not solely within the control of the Group. Therefore, these preferred shares were accounted for as redeemable noncontrolling interests. In 2024,
16,848,082
preferred shares were repurchased by this subsidiary.
In 2022, 2023 and 2024, a subsidiary of the Group issued
1,068,363, 407,103 and 659,564
respectively, preferred shares to certain
non-controlling
shareholders, which could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of the Group. Therefore, these preferred shares were accounted for as redeemable noncontrolling interests.
The Company also have other subsidiaries or VIEs that have issued preferred shares which were accounted for as redeemable noncontrolling interests. As of December 31, 2024, those redeemable noncontrolling interests were insignificant.
The Company accounts for the changes in accretion to the
redemption
value in accordance with ASC Topic 480, Distinguishing Liabilities from Equity. The Company elects to use the effective interest method to account for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.